SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                             Current Report On
                                 FORM 8-K


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):

                             DECEMBER 21, 2000

                              ---------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-09057      WISCONSIN ENERGY CORPORATION          39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                                   FORM 8-K

                       WISCONSIN ENERGY CORPORATION
                     --------------------------------

ITEM 5.  OTHER EVENTS

     On December 21, 2000, Wisvest-Connecticut, LLC, a wholly-owned subsidiary of Wisvest Corporation which in turn is a wholly-owned non-utility energy subsidiary of Wisconsin Energy Corporation, agreed to sell its two fossil-fueled generating stations in the state of Connecticut to NRG Energy, Inc., an independent power producer based in Minneapolis, Minnesota. The plants and associated assets include the Bridgeport Harbor Station, which has an active generating capacity of 585 megawatts, and the New Haven Harbor Station, which has an active generating capacity of 466 megawatts.

     Subject to various regulatory approvals and certain other conditions, the transaction is expected to close during the second quarter of 2001. Wisvest-Connecticut, LLC expects to receive gross proceeds from the sale of approximately $350 million, including amounts for inventory, and to realize a gain. Wisconsin Energy Corporation plans to use the proceeds to reduce debt.

     Forward-Looking Statements

     The above disclosures concerning Wisvest-Connecticut, LLC's anticipated sale of its two fossil-fueled generating stations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, these forward-looking statements are subject to various risks and uncertainties. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to, the failure to obtain necessary regulatory approvals; failure of either the seller or the buyer to meet other closing conditions of the transaction; other cautionary factors described in the Management's Discussion and Analysis of Financial Condition and Results of Operations in Wisconsin Energy Corporation's Quarterly Report on Form 10-Q for the period ended September 30, 2000; and other factors described from time to time in Wisconsin Energy Corporation's reports to the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                                   FORM 8-K


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WISCONSIN ENERGY CORPORATION
                                            (Registrant)

                                  /s/ Paul Donovan
                                  --------------------------------
Date: December 27, 2000          Paul Donovan, Senior Vice President
                                  and Chief Financial Officer





                  WISCONSIN ENERGY CORPORATION
                (Commission File No. 001-09057)

                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

               Date of Report:  December 21, 2000


The following Exhibit is filed with this Current Report on Form 8-K:

   Exhibit No.

   99.1 Wisconsin Energy Corporation news release dated December 27, 2000 announcing the agreement to sell Wisvest-Connecticut, LLC's two fossil-fueled power plants in the state of Connecticut to NRG Energy, Inc.